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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 ______________



Date of Report (Date of earliest event reported): May 8, 2001



                               CuraGen Corporation
             (Exact name of registrant as specified in its charter)


     Delaware                       0-23223                    06-1331400
  ----------------            --------------------         ------------------
  (State or other                 (Commission                (IRS Employer
  jurisdiction of                 File Number)             Identification No.)
  incorporation)


                        555 Long Wharf Drive, 11th Floor
                          New Haven, Connecticut 06511
           ---------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code: (203) 401-3330
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ITEM 5.   OTHER EVENTS.

     On May 8, 2001, the Registrant issued a press release announcing that it has discovered a new member of the platelet-derived growth factor (PDGF) family that has been named PDGF-D. The newly discovered protein occurs naturally in the human body and may have broad applications as a therapeutic because of its unique cellular activity and biochemical properties. In addition, the Registrant's scientists are evaluating fully human monoclonal antibodies for inhibiting the function of PDGF-D as potential therapeutics to treat cancer, and cardiovascular and kidney diseases. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit 99.1 - Press Release dated May 8, 2001.
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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CURAGEN CORPORATION
                                    (Registrant)



Date: May 8, 2001                 By: /s/  David Wurzer
                                     --------------------------
                                     Executive Vice President and
                                     Chief Financial Officer